 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 27, 2019
(Date of earliest event reported)

Yuma Energy, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-37932 (Commission File Number)	94-0787340 (IRS Employer Identification No.)

1177 West Loop South, Suite 1825
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

(713) 968-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2019, Yuma Energy, Inc. (the “Company”) terminated the employment of Sam L. Banks, the Company’s Chief Executive Officer, effective as of that date.

On March 28, 2019, the Company appointed Anthony C. Schnur, age 53, as Interim Chief Executive Officer, in addition to his position as Chief Restructuring Officer of the Company. Mr. Schnur has served as Chief Restructuring Officer of the Company since March 1, 2019. He has served as Managing Director of Capodian, LLC since September 2017. From December 2012 through June 2017, Mr. Schnur was a director and Chief Executive Officer of Camber Energy, Inc. (formerly Lucas Energy, Inc.) (“Camber”). Mr. Schnur also served as Chief Financial Officer of Camber from November 2012 to April 2013 and interim Chief Financial Officer from September 2013 to August 2016. From January 2010 through October 2012, Mr. Schnur served as Chief Financial Officer of Chroma Oil & Gas, LP, a private equity backed oil and gas exploration and production with operations in Texas and Louisiana. From August 2015 through December 2016, Mr. Schnur served on the Board of Directors of Tombstone Exploration Corporation, an exploration and development company, located within the historic Tombstone Mining District, Cochise County, Arizona.

Mr. Schnur obtained a Bachelor of Science in Business Administration in Finance from Gannon University in 1987 and a Masters of Business Administration from Case Western Reserve University in 1992. Mr. Schnur is a member of the Independent Petroleum Association of America; Texas Independent Producers & Royalty Owners Association; and the ADAM-Houston, Acquisitions and Divestitures Group.

Mr. Schnur will not receive any additional compensation from the compensation he receives as Chief Restructuring Officer.

Since the beginning of the Company’s last fiscal year through the present, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000 and in which Mr. Schnur had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.  No arrangement or understanding exists between Mr. Schnur and any other person pursuant to which Mr. Schnur was selected as an officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUMA ENERGY, INC.

Date: March 29, 2019	By:	/s/ Anthony C. Schnur
	Name:	Anthony C. Schnur
	Title:	Interim Chief Executive Officer and Chief Restructuring Officer